UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive,

Chicago, Illinois 60601

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (312) 326-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On May 20, 2021 R. R. Donnelley & Sons Company (the “Company” or “RRD”) held its 2020 Annual Meeting of Stockholders.

(b)	The following matters were voted upon at the Annual Meeting of Stockholders.

(1)

The election of the nominees for Directors was voted on by the Stockholders. The nominees, all of whom were elected, were Irene M. Esteves, Susan M. Gianinno, Daniel L. Knotts, Timothy R. McLevish, Jamie Moldafsky, P. Cody Phipps, John C. Pope and James Ray, Jr. The Inspector of Elections certified the following vote tabulations:

	FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
Irene M. Esteves	28,529,501	12,787,220	279,401	17,117,107	N/A
Susan M. Gianinno	24,758,095	16,553,237	284,790	17,117,107	N/A
Daniel L. Knotts	30,472,047	10,843,591	280,484	17,117,107	N/A
Timothy R. McLevish	29,212,941	12,097,160	286,021	17,117,107	N/A
Jamie Moldafsky	28,514,596	12,797,755	283,771	17,117,107	N/A
P. Cody Phipps	29,007,325	12,303,214	285,583	17,117,107	N/A
John C. Pope	24,323,426	16,989,771	282,925	17,117,107	N/A
James Ray, Jr.	39,591,055	1,716,907	288,160	17,117,107	N/A

(2)	The Stockholders voted to approve the advisory resolution on executive compensation. The Inspector of Elections certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
39,470,989	1,809,459	315,674	17,117,107	N/A

(3)	The Stockholders voted to approve the Second Amended & Restated 2017 Performance Incentive Plan. The Inspector of Elections certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
31,940,244	9,083,793	572,085	17,117,107	N/A

(4)

The Stockholders voted to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public account firm for fiscal year 2021. The Inspector of Elections certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
58,137,117	277,427	298,685	N/A	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: May 24, 2021	By:	/s/ Deborah L. Steiner
	Name:	Deborah L. Steiner
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary